                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)           March 10, 1999
                                                   ---------------------------

                                  PLC SYSTEMS INC.
------------------------------------------------------------------------------
                 (Exact name of Registrant as specified in charter)


                                  British Columbia
------------------------------------------------------------------------------
                   (State or other jurisdiction of incorporation)

                 1-11388                                04-3153858
-----------------------------------       ------------------------------------
        (Commission File Number)             (IRS Employee Identification No.)

 10 Forge Park, Franklin, Massachusetts                                02038
------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code     (508) 541-8800
                                                   ---------------------------

                                   Not Applicable
------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Item 7.  EXHIBITS.

            Exhibit Number                       Description
            --------------      ----------------------------------------
                 5.1            Opinion of DuMoulin Black.

                 10.1           Form of Common Stock Purchase Agreement.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     PLC SYSTEMS INC.
                                                 -------------------------
                                                       (Registrant)


 Date: March 12, 1999                     By: /s/ ROBERT SVIKHART
                                             ------------------------------
                                              Robert Svikhart
                                              Chief Financial Officer and
                                              Treasurer

                                   EXHIBIT INDEX

        Exhibit
         Number                       Description
        ---------    ------------------------------------------
          5.1         Opinion of DuMoulin Black.

          10.1        Form of Common Stock Purchase Agreement